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                                                                   Exhibit 10.19


                                AMENDMENT NO. 6
                                    TO THE
                        VENCOR RETIREMENT SAVINGS PLAN

     This is Amendment No. 6 to the Vencor Retirement Savings Plan (the "Plan") as amended and restated as of January 1, 1997.

                                    Recital

     Vencor, Inc. (the "Company") maintains the Plan and has reserved the right in Section 9.1 of the Plan to amend the Plan from time to time in its discretion and the Company now wishes to amend the Plan to count past service with Pro Data Systems, Inc. for purposes of vesting under the Plan effective as of January 1, 1999.

                                   Amendment

     1.  This Amendment shall be effective as of January 1, 1999.

     2. All Terms used in this Amendment and not otherwise defined herein shall have the meanings given in the Plan.

     3. Appendix "A" to the Plan is hereby amended to add to the end of the Appendix ProData Systems, Inc., so that past service with that company shall be counted for purposes of vesting service under the Plan.

     IN WITNESS WHEREOF, the company has caused this Amendment No. 6 to be executed this 2nd day of November, 1998, but effective as of January 1, 1999.

                              VENCOR, INC.

                              By: /s/ Cecelia A. Hagan
                                  ------------------------------------

                              Title: Vice President of Human Resources
                                     ---------------------------------